EXHIBIT 99.2

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Boston Restaurant Associates, Inc., a Delaware corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge and belief, that:

(1)           The Quarterly Report on Form 10-Q for the quarter ended January 26, 2003 (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Form 10-Q fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Dated: March 4, 2003	/s/ Fran Ross
Fran Ross
Chief Financial Officer